Klear Kapture, Inc. (F/K/A Vidapak, Inc.)

Balance Sheet

As of September 30, 2015 and December 31, 2014

	September 30, 2015	December 31, 2014
ASSETS
Current assets
Cash	$(136)	$20
Payroll Advance	12,713
Total current assets	12,577	20
Developed Software	50,600
Total assets	$63,177	$20
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Credit Cards Payable	4,999
Current liabilities	4,999	-
Loans Payable - Related Party		6,566
Loans Payable	85,500
Discount on Loans	(14,379)
Note payable	75,000
Total liabilities	$151,120	$6,566
Shareholders’ deficit
Common stock, ($.01 par value; 20,000 shares authorized, 10,000 shares issued and outstanding)	100	3,000
Additional paid in capital	702,950	100
Accumulated deficit	(790,993)	(9,646)
Total shareholders’ deficit	(87,943)	(6,546)
Total liabilities and shareholders’ deficit	$63,177	$20

The report on the financial statements and accompanying notes are an integral part of these financial statements.

Klear Kapture, Inc. f/k/a Vidapak, Inc.

Statement of Operation

For the Nine Months Ended September 30, 2015 and Period January 20, 2014 (Inception) to September 30, 2014

	For the period from	For the period from
	January 1, 2015	January 20, 2014 (Inception)
	through September 30, 2015	through September 30,2014
Revenues
Revenues	$2,762	$22
Cost of good sold	1,513
Gross profit	1,249	22
Operating costs:
Common stock issued for services	578,943	3,000
Administrative expense	10,649	699
Selling & Marketing expense	93,917	96
Legal & Professional Fees	18,983
Travel expense	23,483
Total operating costs	725,975	3,794
(Loss) from operations	(724,726)	(3,773)
Other Income/Expense:
Loan Discount Amortization	(56,621)
(Loss) before income taxes	(781,347)	(3,773)
Provision for income taxes	-
Net (loss)	$(781,347)	$(3,773)
Basic earnings per share	(84.35)	0.00
Weighted average number of common shares outstanding	9,263	3,000

The report on the financial statements and accompanying notes are an integral part of these financial statements.

Klear Kapture, Inc. f/k/a Vidapak, Inc.

Statement of Cash Flows

Nine Months Ended September 30, 2015 and Period January 20, 2014 (Inception) to September 30, 2014

	For the period from January 1, 2015 through September 30, 2015	For the period from January 20, 2014 (Inception) through September 30, 2014
Cash flows from operating activities:
Net (loss)	$(781,347)	$(3,773)
Adjustments to reconcile Net Income to Net Cash provided by operations:
Payroll Advance	(12,713)
Software Development	(50,600)
Credit Cards Payable	4,999
Common stock issued for services	578,942	3,000
Net cash (used in) operating activities	(260,719)	(773)
Cash flows from investing activities:
Net cash provided by investing activities	-	-
Cash flows from financing activities:
Proceeds from Loans Payable - Related Party	(6,566)	1,000
Proceeds from Loans Payable	71,121
Proceeds from Notes Payable	75,000
Proceeds from Sale of $0.01 par value Common Stock	50,000
Common Stock $1.00 Par	(3,000)
Common Stock $0.01 Par	100
Additional Paid in Capital	73,908	100
Net cash provided by financing activities	260,563	1,100
Net cash increased in period	(156)	327
Cash at beginning of period	20	-
Cash at end of period	$(136)	$327
Supplemental Disclosures of cash flow information:
Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

The report on the financial statements and accompanying notes are an integral part of these financial statements.

Klear Kapture, Inc.

Footnotes to Financial Statements
September 30, 2015

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the business – The Company was incorporated under the laws of the State of Delaware on January 20, 2014 as Vidapak, Inc. On January 29, 2015 the Company’s Board of Directors recommended and approved a change in corporate name to Klear Kapture, Inc. The Company commenced primary business activities which were the invention and development of new consumer products. During the early months of invention and design efforts, it became clear that the greatest potential lay in the Klear Kapture camera. For the balance of the year, all the Company’s efforts went into designing, prototyping and marketing the camera and raising start up capital. In the first half of 2015, the Company applied for three patents for the Klear Kapture camera. Two are provisional patents and one is a full nonprovisional patent filing. The status of the patent filing is still in preliminary stages and no intangible asset value has been recorded related to the patents at this time.

Use of estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and cash equivalents – For financial statement presentation purposes, the Company considers all short term investments with a maturity date of three months or less to be cash equivalents.

Income Tax – The Company accounts for income taxes under ASC 740 “Income Taxes” which codified SFAS 109, “Accounting for Income Taxes.” under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Basic and Diluted Net Income (Loss) Per Share – The Company computes net income (loss) per share in accordance with ASC 260 “Earnings Per Share” which codified SFAS No. 128. “Earnings per Share.” ASC 260 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares of common stock outstanding during the period. If applicable, diluted earnings per share assume the conversion, exercise or issuance of all common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.

Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

Fair Value of Financial Instruments – Accounting Standard Codification ASC 825 “Financial Instruments” codified Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, approximate the carrying values of such amounts.

Stockbased compensation – ASC 718 “Compensation Stock Compensation” codified SFAS No. 123 prescribes accounting and reporting standards for all stockbased compensation plans payments award to employees, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights, may be classified as either equity or liabilities. The Company should determine if a present obligation to settle the sharebased payment transaction in cash or other assets exists. A present obligation to settle in cash or other assets exists if: (a) the option to settle by issuing equity instruments lacks commercial substance or (b) the present obligation is implied because of an entity’s past practices or stated policies. If a present obligation exists, the transaction should be recognized as a liability; otherwise, the transaction should be recognized as equity.

The Company accounts for stockbased compensation issued to nonemployees and consultants in accordance with the provisions of ASC 50550 “Equity Based Payments to NonEmployees” which codified SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 9618 (“EITF 9618”), “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services”. Measurement of sharebased payment transactions with nonemployees shall be based on the fair value of whichever is more reliably measurable: (a) the goods or services received; or (b) the equity instruments issued. The fair value of the sharebased payment transaction should be determined at the earlier of performance commitment date or performance completion date.

Recognition of Revenues – The Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, “Revenue Recognition in Financial Statements”. This statement established that revenue can be recognized when persuasive evidence of an arrangement exists, the services have been delivered, all significant contractual obligations have been satisfied, the fee is fixed or determinable and collection is reasonably assured.

Recent Pronouncements – In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders’ equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted for financial statements not yet issued. The Company adopted ASU 2014-10, thereby no longer presenting or disclosing any information required by Topic 915.

The Company reviewed all recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC and they did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

NOTE 2. UNCERTAINTY OF ABILITY TO CONTINUE AS A GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As reflected in the accompanying financial statements, the Company has minimal revenues, net accumulated losses since inception, and a shareholders’ deficit of $155,487. These factors raise doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on management funding operating costs and the successful production and sales release of the Klear Kapture camera. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3. INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the net deferred taxes, as of September 30, 2015, are as follows:

2015
Total Deferred Tax Asset	$23,335
Valuation Allowance	(23,335)
Total Net Deferred Tax Assets	$-

2015
Tax at US Statutory Rate	35.00%
State Tax Rate (net of federal benefits)	5.00%
Total Valuation Allowance	40.00%

NOTE 4. PAYROLL ADVANCE, NOTES PAYABLE AND RELATED PARTIES

At December 31, 2014, the Company owed $6,566 to a major shareholder for advanced funds used for operations and evidenced by a Note Payable. During the nine months ended September 30, 2015, the Company repaid the note in its entirety. During the nine months ended September 30, 2015, the Company advanced $12,713 in net payroll advance to the CEO, a major shareholder, for services rendered as full time CEO.

NOTE 5. COMMON STOCK

At December 31, 2014, the Company had 3,000 shares of $1.00 par value stock issued and outstanding. On January 16, 2015 the Board of Directors of the Company approved the issuance of 5,190 shares of common stock to the CEO for services to be rendered to the Company during 2015. During the nine months ended September 30, 2015, the Company issued 1,300 shares related to financing arrangements, 500 shares in conjunction with a consulting contract and 10 shares to a new Board member.

On January 29, 2015, the Company increased the amount of authorized shares of common stock to 20,000 shares. On, June 30, 2015 the Company changed par value of the 20,000 shares from $1.00 to $0.01.

NOTE 6. SUBSEQUENT EVENTS

On October 2, 2015 (the “Effective Date”) Life Clips, Inc. (f/k/a Blue Sky Media Corp.) entered into and closed on a merger and exchange agreement (the “Share Exchange Agreement”) with Klear Kapture, Inc. (“Klear Kapture”) in an effort to expand its current line of business. Klear Kapture has developed a body camera and software that it intends to produce, market and sell. Following the closing of the Share Exchange Agreement, Life Clips intends to continue Klear Kapture’s historical business and proposed business and has entered into a services agreement with its former executive officers and directors to operate the film marketing, distribution and production video and APP development businesses pursuant to the terms of a Services Agreement dated October 2, 2015 (the “Services Agreement”).

Pursuant to the terms of the Share Exchange Agreement, as of the Effective Date, Life Clips agreed to issue 3,457,920 shares of its unregistered common stock to the shareholders of Klear Kapture in exchange for 10,000 shares of its common stock, representing 100% of its issued and outstanding common stock (the “Share Exchange”). As part of the Share Exchange, Life Clips purchased 9,751,000 shares of Life Clips’ common stock from its former executive officers and directors for a price of approximately $ 0.035 per share (an aggregate of $345,000). Upon the Effective Date, Klear Kapture became a wholly owned subsidiary of Life Clips and Life Clips’ pro-forma shares of common stock outstanding, giving effect to the repurchase of shares from its former executive officers and directors, is 4,848,420.

Concurrent with the closing of the Share Exchange on October 2, 2015, Life Clips issued to three accredited investors, a $617,578 aggregate principal amount 3.75% Convertible Note (the “Convertible Note”) (the “Private Placement”). The Convertible Note was not registered under the Securities Act of 1933 as amended, at the time of sale and, therefore, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The aggregated Convertible Notes are entitled to convert to an additional 2,402,420 shares of common stock. Management has determined that there are no further events subsequent to the balance sheet date that should be disclosed in these financial statements.

Vidapak, Inc.

Footnotes to Financial Statements

September 30, 2014

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the business – The Company was incorporated under the laws of the State of Delaware on January 20, 2014 as Vidapak, Inc. The Company commenced primary business activities which were the invention and development of new consumer products. The first nine months of 2014 were focused on identifying consumer product ideas that would generate adequate market interest to increase design and development efforts. By the end of the third quarter, it became clear that the greatest potential lay in the Klear Kapture camera.

Use of estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Cash and cash equivalents – For financial statement presentation purposes, the Company considers all short term investments with a maturity date of three months or less to be cash equivalents.

Income Tax – The Company accounts for income taxes under ASC 740 “Income Taxes” which codified SFAS 109, “Accounting for Income Taxes.” under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Basic and Diluted Net Income (Loss) Per Share – The Company computes net income (loss) per share in accordance with ASC 260 “Earnings Per Share” which codified SFAS No. 128. “Earnings per Share.” ASC 260 requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares of common stock outstanding during the period. If applicable, diluted earnings per share assume the conversion, exercise or issuance of all common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share.

Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

Fair Value of Financial Instruments – Accounting Standard Codification ASC 825 “Financial Instruments” codified Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments, none of which are held for trading purposes, approximate the carrying values of such amounts.

Stockbased compensation – ASC 718 “Compensation Stock Compensation” codified SFAS No. 123 prescribes accounting and reporting standards for all stockbased compensation plans payments award to employees, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights, may be classified as either equity or liabilities. The Company should determine if a present obligation to settle the sharebased payment transaction in cash or other assets exists. A present obligation to settle in cash or other assets exists if: (a) the option to settle by issuing equity instruments lacks commercial substance or (b) the present obligation is implied because of an entity’s past practices or stated policies. If a present obligation exists, the transaction should be recognized as a liability; otherwise, the transaction should be recognized as equity.

The Company accounts for stock-based compensation issued to nonemployees and consultants in accordance with the provisions of ASC 505-50 “Equity Based Payments to NonEmployees” which codified SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 9618 (“EITF 96-18”), “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services”. Measurement of sharebased payment transactions with nonemployees shall be based on the fair value of whichever is more reliably measurable: (a) the goods or services received; or (b) the equity instruments issued. The fair value of the sharebased payment transaction should be determined at the earlier of performance commitment date or performance completion date.

Recognition of Revenues – The Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, “Revenue Recognition in Financial Statements”. This statement established that revenue can be recognized when persuasive evidence of an arrangement exists, the services have been delivered, all significant contractual obligations have been satisfied, the fee is fixed or determinable and collection is reasonably assured.

Recent Pronouncements – In June 2014, the FASB issued ASU 2014-10, Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements. ASU 2014-10 eliminates the distinction of a development stage entity and certain related disclosure requirements, including the elimination of inception-to-date information on the statements of operations, cash flows and stockholders’ equity. The amendments in ASU 2014-10 will be effective prospectively for annual reporting periods beginning after December 15, 2014, and interim periods within those annual periods, however early adoption is permitted for financial statements not yet issued. The Company adopted ASU 2014-10, thereby no longer presenting or disclosing any information required by Topic 915.

The Company reviewed all recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the SEC and they did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

NOTE 2. UNCERTAINTY OF ABILITY TO CONTINUE AS A GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As reflected in the accompanying financial statements, the Company has minimal revenues, net accumulated losses since inception, and a shareholders’ deficit of $9,646. These factors raise doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on management funding operating costs and the successful production and sales release of the Klear Kapture camera. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3. INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the net deferred taxes, as of September 30, 2014, are as follows:

2014
Total Deferred Tax Asset	$1,543
Valuation Allowance	(1,543)
Total Net Deferred Tax Assets	$-

2014
Tax at US Statutory Rate	35.00%
State Tax Rate (net of federal benefits)	5.00%
Total Valuation Allowance	40.00%

NOTE 4. NOTES PAYABLE AND RELATED PARTIES

At September 30, 2014, the Company owed $1,000 to a major shareholder for advanced funds used for operations. The payable is to be reimbursed to the shareholder as funds permit.

NOTE 5. COMMON STOCK

At September 30, 2014, the Company had 3,000 shares of $1.00 par value stock authorized. No common stock had been issued as of this date.

NOTE 6. SUBSEQUENT EVENTS

In October 2014, the decision was made to discontinue exploring multiple product ideas and to focus the efforts of the Company on designing, developing and manufacturing the Klear Kapture camera, exclusively. The Company’s management focused on developing the camera and raising capital to fund development and ongoing operations. Efforts at fund raising have generated interest but have not generated any results at this time.

Management has determined that there are no further events subsequent to the balance sheet date that should be disclosed in these financial statements.